EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Solely for purposes of complying with 18 U.S.C. 1350, as adopted pursuant to pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned, President and Principal Executive Officer of Louisiana Food Company (the “Company”), hereby certify that:

(1)	The Quarterly Report on Form 10-Q, for the quarter ended December 31, 2010 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 22, 2011.	LOUISIANA FOOD COMPANY
By:	/s/ DAVID LOFLIN
David Loflin, President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Louisiana Food Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.